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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 10, 2005

                        SERVICE CORPORATION INTERNATIONAL
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                        1-6402-1                74-1488375
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(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

       1929 Allen Parkway  Houston, Texas                           77019
    ----------------------------------------                      ----------
    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (713) 522-5141


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

On June 10, 2005, Service Corporation International (SCI) issued a press release announcing the pricing of its previously announced private offering of $300 million of unsecured Senior Notes due 2017. The notes will bear interest at 7% per year and were priced at 99.003% of par. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Also on June 10, 2005, Service Corporation International issued a press release announcing the early participation results and pricing of its previously announced cash tender offers. At the end of the early participation period, SCI had received tenders from holders of approximately $138.3 million aggregate principal amount of its 7.2% Notes (of a total outstanding principal amount of $149 million) and approximately $129.9 million aggregate principal amount of its 6.875% Notes (of a total outstanding principal amount of $143.5 million). A copy of this press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 and Exhibit 99.2 are not filed, but are furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) The following exhibits are included with this report

                  EXHIBIT NO.      DESCRIPTION
                  -----------      ---------------------------------------------
                     99.1          Press Release, dated June 10, 2005 announcing
                                   pricing of private offering of $300 million of unsecured Senior Notes

                     99.2 Press Release, dated June 10, 2005 announcing early participation results and pricing of cash tender offers

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2005                           SERVICE CORPORATION INTERNATIONAL

                                               By: /s/ ERIC D. TANZBERGER
                                                   -----------------------------
                                                   Eric D. Tanzberger
                                                   Vice President and Corporate
                                                   Controller